Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement, dated as of January 5, 2018 (this “Agreement”) is among Andeavor Logistics LP, a Delaware limited partnership (the “Borrower”), certain Subsidiaries of the Borrower party hereto (the “Guarantors”), the undersigned Lenders (as defined below), and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

INTRODUCTION

A. The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), and the Administrative Agent have entered into that certain Credit Agreement dated as of January 29, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower has requested, and the Lenders and the Administrative Agent have agreed, to amend the Credit Agreement as set forth herein, subject to the terms and conditions set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, and the Lenders hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment of Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Secured Indebtedness” in its entirety.

(b) Section 1.01 of the Credit Agreement is hereby further amended by replacing the definition of “Fee Letters” in its entirety with the following:

“Fee Letters” means (a) the fee letter agreement, dated December 22, 2015, among the Borrower, the Administrative Agent and the Arrangers, (b) the fee letter agreement, dated December 22, 2015, among the Borrower, the Administrative Agent and MLPFS and (c) the fee letter agreement, dated December 20, 2017, among the Borrower, the Administrative Agent and MLPFS.

(c) Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” means January 5, 2018.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“MLPFS” means Merrill Lynch, Pierce, Fenner & Smith Incorporated.

“Permitted Facility Indebtedness” means the Indebtedness permitted pursuant to Section 7.02(c).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

(d) Section 2.14 of the Credit Agreement is hereby amended by replacing clause (a) in its entirety with the following:

(a) Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request increases in the Aggregate Commitments; provided that (i) any such request for an increase shall be in a minimum amount of $50,000,000 and (ii) no such increase shall be permitted if, after giving effect thereto, the Aggregate Commitments would exceed an amount that, when added to the principal amount of all other Permitted Facility Indebtedness (including undrawn commitments therefor) exceeds $2,600,000,000. At the time of sending such notice to the Administrative Agent, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

(e) Section 2.14 of the Credit Agreement is hereby further amended by replacing clause (e)(C) in its entirety with the following:

(C) giving effect to such increase and any contemporaneous increase of any other Permitted Facility Indebtedness, the aggregate amount of Permitted Facility Indebtedness (including undrawn commitments therefor) is less than or equal to $2,600,000,000.

(f) Section 5.12 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

The Borrower represents and warrants as of the Amendment No. 1 Effective Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.

(g) Section 6.02(j) of the Credit Agreement is hereby amended by replacing the reference to “Applicable Secured Indebtedness” with a reference to “Permitted Facility Indebtedness”.

(h) Section 6.12 of the Credit Agreement is hereby amended by inserting the phrase “prior to the Investment Grade Rating Date,” at the beginning of clause (a)(ii) thereof.

(i) Section 7.02(c) of the Credit Agreement is hereby amended by replacing it with the following:

(c) Indebtedness under the Loan Documents and the Revolving Loan Documents in an aggregate principal amount not to exceed $2,600,000,000.

(j) The Credit Agreement is hereby amended by inserting the following new Section 9.13 in the appropriate numerical order:

Section 9.13 ERISA Representations. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this

Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i) none of the Administrative Agent, the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v) no fee or other compensation is being paid directly to the Administrative Agent, the Arrangers or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c) The Administrative Agent and the Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

(k) Section 10.06 of the Credit Agreement is hereby amended by inserting the following new clause (g) in the appropriate alphabetical order:

(g) Assignment by MLPFS. The parties hereby agree that MLPFS may, without notice to the Borrower, assign its rights and obligations under this Agreement to any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement.

Section 3. Representations and Warranties. Each of the Borrower and the Guarantors represents and warrants to the Administrative Agent, and the Lenders that (a) the execution, delivery, and performance of this Agreement by the Borrower and the Guarantors are within the corporate or equivalent power and authority of the Borrower and the Guarantors and have been duly authorized by all necessary corporate or other organizational action, (b) this Agreement and the Credit Agreement as amended hereby constitute legal, valid, and binding obligations of the Borrower and the Guarantors, enforceable against the Borrower and the Guarantors in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally or by general principles of equity, (c) the representations and warranties of the Borrower and the Guarantors contained in each Loan Document are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) on and as of the date of this Agreement, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 3(c), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively, and (d) no Default exists or will result from this Agreement.

Section 4. Effectiveness. This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a) Documentation. The Administrative Agent (or its counsel) shall have received:

(i) this Agreement, duly and validly executed by the General Partner of the Borrower and by a Responsible Officer of each Guarantor (or the general partner of such Guarantor, as applicable), and the Lenders; and

(ii) evidence that the Amendment No. 1 to the Revolving Credit Agreement shall become effective substantially concurrently with the closing of this Agreement.

(b) Fees and Expenses. The Borrower shall have paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement.

Section 5. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

Section 6. Effect on Loan Documents. Except as amended herein, the Credit Agreement and the other Loan Documents remain in full force and effect as originally executed and are hereby in all respects ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or the Lenders’ rights under the Loan Documents, as amended. On and after the effectiveness of this Agreement, any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended by this Agreement. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under the other Loan Documents.

Section 7. Reaffirmation of Guaranty. By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guaranty the Borrower’s obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of this Agreement.

Section 8. Choice of Law. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 9. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10. Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Agreement.

THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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EXECUTED as of the date first set forth above.

ANDEAVOR LOGISTICS LP

By:	TESORO LOGISTICS GP, LLC,
its general partner

By:	/s/ Stephan E. Tompsett
Stephan E. Tompsett
Vice President and Treasurer

ANDEAVOR FIELD SERVICES LLC
ANDEAVOR GATHERING I LLC
ANDEAVOR MIDSTREAM PARTNERS GP LLC
ANDEAVOR MIDSTREAM PARTNERS OPERATING LLC
GREEN RIVER PROCESSING, LLC
RENDEZVOUS PIPELINE COMPANY, LLC
TESORO ALASKA PIPELINE COMPANY LLC
TESORO ALASKA TERMINALS LLC
TESORO HIGH PLAINS PIPELINE COMPANY LLC
TESORO LOGISTICS FINANCE CORP.
TESORO LOGISTICS NORTHWEST PIPELINE LLC
TESORO LOGISTICS OPERATIONS LLC
TESORO LOGISTICS PIPELINES LLC
TESORO SOCAL PIPELINE COMPANY LLC
WESTERN REFINING PIPELINE, LLC
WESTERN REFINING PRODUCT TRANSPORT, LLC
WESTERN REFINING TERMINALS, LLC
WESTERN REFINING WHOLESALE, LLC
WNRL ENERGY, LLC
WNRL ENERGY GP, LLC
WNRL FINANCE CORP.

By:	/s/ Stephan E. Tompsett
Stephan E. Tompsett
Vice President and Treasurer

ANDEAVOR MIDSTREAM PARTNERS LP

By:	ANDEAVOR MIDSTREAM PARTNERS GP LLC, its general partner

By:	/s/ Stephan E. Tompsett
Stephan E. Tompsett
Vice President and Treasurer

WESTERN REFINING LOGISTICS, LP

By:	WESTERN REFINING LOGISTICS GP, LLC, its general partner

By:	/s/ Stephan E. Tompsett
Stephan E. Tompsett
Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Darlene R. DiGrazia
Name:	Darlene R. DiGrazia
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Greg M. Hall
Greg M. Hall
Vice President

Barclays Bank PLC, as a Lender

By:	/s/ Sydney Dennis
Name:	Sydney Dennis
Title:	Director

Citibank, N.A., as a Lender

By:	/s/ Tariq Masuad
Name:	Tariq Masuad
Title:	Vice President

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Jeffrey C. Miller
Name:	Jeffrey C. Miller
Title:	Vice President

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Vice President

Deutsche Bank AG, New York Branch, as a Lender

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

By:	/s/ Markus Tarkington
Name:	Markus Tarkington
Title:	Director

Goldman Sachs Bank USA, as a Lender

By:	/s/ Josh Rosenthal
Name:	Josh Rosenthal
Title:	Authorized Signatory

Mizuho Bank, Ltd., as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

The Bank of Tokyo Mitsubishi UFJ, as a Lender

By:	/s/ Anastasiya Haurylenia
Name:	Anastasiya Haurylenia
Title:	Vice President

Toronto Dominion (Texas) LLC, as a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

UBS AG, Stamford Branch, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Compass Bank, as a Lender

By:	/s/ Deanna Breland
Name:	Deanna Breland
Title:	Managing Director

BNP Paribas, as a Lender

By:	/s/ Joe Onischuk
Name:	Joe Onischuk
Title:	Managing Director

By:	/s/ Mark Renaud
Name:	Mark Renaud
Title:	Managing Director

Credit Suisse AG, Cayman Islands Branch, as a Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Shyam Kapadia
Name:	Shyam Kapadia
Title:	Authorized Signatory

Royal Bank of Canada, as a Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

SunTrust Bank, as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

U.S. Bank National Association, as a Lender

By:	/s/ Mark Salierno
Name:	Mark Salierno
Title:	Vice President

ABN AMRO Capital USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Kaylan Hopson
Name:	Kaylan Hopson
Title:	Vice President

Frost Bank, a Texas state bank, as a Lender

By:
Name:
Title:

PNC Bank, National Association, as a Lender

By:	/s/ Sean Piper
Name:	Sean Piper
Title:	AVP

Sumitomo Mitsui Banking Corp., as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

Raymond James Bank, N.A., as a Lender

By:
Name:
Title: